UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 26, 2009 (October 26, 2009)
Tufco Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-21018	39-1723477

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 23500, Green Bay, Wisconsin	54305

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 920.336.0054
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
     On October 22, 2009, Tufco Technologies, Inc. (the “Registrant”) received a letter from the NASDAQ Stock Market approving the Company’s application to transfer the listing of its common stock from The NASDAQ Global Market to The NASDAQ Capital Market. The Company’s common stock will be transferred to The NASDAQ Capital Market at the opening of business on October 26, 2009 and will continue to be traded under the symbol “TFCO”.
     The Company issued a press release relating to the transfer to The NASDAQ Capital Market on October 26, 2009, which is attached hereto as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated October 26, 2009 furnished in accordance with Item 3.01.
(remainder of page intentionally left blank; signature on following page.)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUFCO TECHNOLOGIES, INC.
Dated: October 26, 2009	By:	/s/ Michael B. Wheeler
Michael B. Wheeler
Executive Vice President, Chief Financial Officer and Chief Operating Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated October 26, 2009